UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C.  20549

FORM 8-K

Current Report Pursuant

to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported):  November 18, 2013 (November 14, 2013)

IMPLANT SCIENCES CORPORATION

(Exact name of Registrant as Specified in its Charter)

MASSACHUSETTS

(State or Other Jurisdiction of Incorporation)

001-14949	04-2837126
(Commission File Number)	(I.R.S. Employer Identification Number)

500 Research Drive, Unit 3

Wilmington, Massachusetts 01887

 (Address of Principal Executive Offices, including Zip Code)

(978) 752-1700

(Registrant’s Telephone Number, including Area Code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation to the registrant under any of the following provisions:

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Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

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Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

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Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

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Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01

Entry into a Material Definitive Agreement

On November 14, 2013, Implant Sciences Corporation (the “Company”) and DMRJ Group LLC (“DMRJ”) entered into an Omnibus Eleventh Amendment to Credit Agreement and Thirteenth Amendment to Note and Warrant Purchase Agreement (the “Amendment”), pursuant to which:

•

the maturity of all of the Company’s indebtedness to DMRJ, including indebtedness under (i) an amended and restated senior secured convertible promissory note dated March 12, 2009, (ii) a senior secured promissory note dated July 1, 2009, (iii) an amended and restated revolving promissory note dated March 30, 2011, (iv) a senior secured convertible promissory note dated September 5, 2012 and (v) a senior secured convertible promissory note dated February 28, 2013, was extended from March 31, 2014 to September 30, 2014; and

•

DMRJ waived the Company’s compliance with certain financial covenants in each of the foregoing promissory notes and all related credit agreements through the new maturity date.

The Company’s subsidiaries, Accurel Systems International Corporation, C Acquisition Corp. and IMX Acquisition Corp., each of which has guaranteed the Company’s obligations under the promissory notes described above, joined in the execution of the Amendment, and reconfirmed their respective obligations as guarantors under the Company’s credit documents.

Item 2.02

Results of Operations and Financial Condition

On November 14, 2013, the Company issued a press release announcing its financial results for the quarter ended September 30, 2013.

Item 2.03

Creation of a Direct Financial Obligation or an Obligation Under an Off-Balance Sheet Arrangement of a Registrant

See the disclosures in Item 1.01 above, which are incorporated herein by this reference.

Item 7.01

Regulation FD Disclosure

On November 14, 2013, the Company issued a press release announcing the events described in Item 1.01 above. The press release is attached hereto as Exhibit 99.1 and is incorporated herein by this reference. The press release and the information in Item 7.01 of this Form 8-K shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, nor shall they be deemed incorporated by reference in any filing under the Securities Act, except as shall be expressly set forth by specific reference in such filing.

On November 14, 2013, the Company issued the press release described in Item 2.02 above. The press release is attached hereto as Exhibit 99.2 and is incorporated herein by this reference.

Item 8.01.     Other Events

On November 14, 2013, the Company held a telephonic conference call to discuss the Company’s financial results for the quarter ended September 30, 2013. A copy of the Company’s script read during the conference call is attached hereto at Exhibit 99.3 and is incorporated herein by this reference.

The press release and the Company’s conference call script furnished under Item 7.01 and 8.01, including exhibits 99.2 and 99.3, of this Form 8-K shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, nor shall they be deemed incorporated by reference in any filing under the Securities Act, except as shall be expressly set forth by specific reference in such filing.

Item 9.01

Financial Statements and Exhibits

(d)

Exhibits

Exhibit No.

Description

10.1

Omnibus Eleventh Amendment to Credit Agreement and Thirteenth Amendment to Note and Warrant Purchase Agreement, dated as of November 14, 2013 between Implant Sciences Corporation and DMRJ Group LLC.

99.1

Press Release of Implant Sciences Corporation dated November 14, 2013.

99.2

Press Release of Implant Sciences Corporation, dated November 14, 2013.

99.3

Implant Sciences Corporation conference call script held on November 14, 2013 at 4:15 PM ET.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

IMPLANT SCIENCES CORPORATION

By:  /s/  Roger P. Deschenes

Roger P. Deschenes

Vice President, Finance and Chief Financial Officer

Date:  November 18, 2013

EXHIBIT INDEX

Exhibit No.

Description

10.1

Omnibus Eleventh Amendment to Credit Agreement and Thirteenth Amendment to Note and Warrant Purchase Agreement, dated as of November 14, 2013 between Implant Sciences Corporation and DMRJ Group LLC.

99.1

Press Release of Implant Sciences Corporation dated November 14, 2013.

99.2

Press Release of Implant Sciences Corporation, dated November 14, 2013.

99.3

Implant Sciences Corporation conference call script held on November 14, 2013 at 4:15 PM ET.